Consolidated Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Consolidated Statements of Operations
REVENUES	$ 0	$ 0
COST OF SALES	0	0
GROSS PROFIT	0	0
OPERATING EXPENSES
Stock based compensation to officers, directors, and consultants	1,353,898	3,095,169
Other Operating Expenses	654,893	560,480
Total Operating Expenses	2,008,791	3,655,649
LOSS FROM OPERATIONS	(2,008,791)	(3,655,649)
Other Income (Expense)
Finance expense	(34,349)	(670,645)
Write-off of land in Alberta Canada	(43,163)	0
Total Other Income (Expense) - Net	(77,512)	(670,645)
INCOME (LOSS) BEFORE INCOME TAXES	(2,086,303)	(4,326,294)
PROVISION FOR INCOME TAXES	0	0
NET INCOME (LOSS)	(2,086,303)	(4,326,294)
Deemed dividends for warrants	0	0
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$ (2,086,303)	$ (4,326,294)
Weighted average shares outstanding - Basic and Diluted	1,939,666,008	1,182,641,871
Foreign Currency Translation
NET LOSS PER SHARE - Basic and Diluted	$ (0.00)	$ (0.00)